UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2025

enCore Energy Corp.

(Exact name of registrant as specified in its charter)

British Columbia	001-41489	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5950 Berkshire Lane, Suite 210, Dallas, TX	75225
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (361) 239-2025

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Shares, no par value	EU	The Nasdaq Stock Market LLC
TSX Venture Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 28, 2025, Dain McCoig was appointed as Chief Operating Officer of enCore Energy Corp. (the “Company”). Mr. McCoig, age 45, has previously served as the Senior Vice President of Operations since April 2025 and as Director of Technical Services since June 2023. Prior to joining the Company, Mr. McCoig served in a number of roles at Westwater Resources, Inc., including most recently Vice President - Operations from May 2018 to May 2023 where Mr. McCoig oversaw all operations in Texas and Alabama, as well as managed various engineering projects. Mr. McCoig earned a Bachelor of Science degree in Mechanical Engineering from Colorado School of Mines in 2002 and attained his certification as a Professional Engineer from the Texas Board of Professional Engineers in 2010.

Mr. McCoig was not appointed pursuant to any arrangement or understanding between him and any other person. There are no family relationships between Mr. McCoig and any director or executive officer of the Company and Mr. McCoig has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with Mr. McCoig’s appointment, the Company and Mr. McCoig entered into an employment agreement (the “Employment Agreement”) on July 28, 2025, which, among other things, provides for (i) an annual base salary of $350,000, (ii) participation in the executive health benefit plan of the Company and standard employee benefits and (iii) eligibility to receive an annual target bonus of 50% of his salary. Mr. McCoig’s employment agreement also provides for certain severance benefits if his employment were terminated by the Company without cause or due to a Change of Control (as defined in the Employment Agreement), including an amount equal to the sum of twelve months of his base salary plus his annual bonus calculated as 50% of his base salary, and an amount equal to eighteen months of his COBRA premium. In exchange for the severance benefits Mr. McCoig must sign a release of claims in favor of the Company. Mr. McCoig’s employment agreement also includes standard confidentiality, non-competition, non-solicitation and non-disparagement covenants.

In addition, Shona Wilson, the Company’s Chief Financial Officer, will be departing the Company following the filing of the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2025 (the “Separation Date”). The departure of Ms. Wilson is not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices, including with respect to accounting principles, financial statement disclosure or internal controls.

On July 28, 2025, the Company, through its subsidiary, entered into a Transition Services, Separation and General Release Agreement with Ms. Wilson (the “Separation Agreement”). Pursuant to the Separation Agreement, the Company will pay one separation payment of $750,000 to Ms. Wilson within 30 days following the expiration of the seven-day revocation period, will continue her supplemental health benefits for a period of twelve months and will provide full subsidized continuation of Ms. Wilson’s COBRA premium for a period of eighteen months. The Company’s obligation to provide continued health benefits or subsidization of the COBRA premium shall terminate prior to the twelve-month and eighteen-month periods, respectively, if Ms. Wilson becomes eligible for a group health plan with another employer or revokes the Separation Agreement. In addition, pursuant to the Separation Agreement, all of Ms. Wilson’s awards shall accelerate and become immediately exercisable, and the stock options will expire 90 days following the Separation Date in accordance with the Company’s 2021 Stock Option Plan and the grant agreements pursuant to which such awards were granted; provided, however, that if on the Separation Date, the exercise price of the vested and exercisable stock options is below the fair market value of one common share of the Company, the vested and exercisable stock options shall be exercisable through the twelve-month anniversary of the Separation Date, as opposed to the 90th day following the Separation Date. All other awards previously granted will be forfeited on her separation. Additionally, pursuant to the Separation Agreement Ms. Wilson will provide certain transition services for one month after her Separation Date.

The Separation Agreement additionally contains, among other things, mutual non-disparagement provisions and a mutual release of claims by Ms. Wilson and the Company as well as a three-year non-solicit (for employees and customers, clients or business relations of the Company) and a two-year non-compete provision relating to the extraction of domestic uranium within the United States.

The foregoing summaries of the Employment Agreement and Separation Agreement do not purport to be complete and are qualified in its entirety by reference to the Employment Agreement and Separation Agreement, copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On July 28, 2025, the Company issued a press release providing updates on second quarter extraction results and the management team. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

The information and exhibit furnished pursuant to Item 7.01 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

10.1	Employment Agreement by and between Dain McCoig and enCore Energy Corp., dated July 28, 2025

10.2	Transition Services, Separation and General Release Agreement, by and between Shona Wilson and URI, Inc. dated July 28, 2025

99.1*	Press Release of enCore Energy Corp., dated July 28, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	This Exhibit is intended to be furnished to, and not filed with, the Commission pursuant to General Instruction B.2 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE ENERGY CORP.

	By:	/s/ Robert Willette
Robert Willette
Acting Chief Executive Officer and Chief Legal Officer
Dated: July 29, 2025